Putnam
Municipal
Opportunities
Trust

SEMIANNUAL REPORT

October 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* "As always, we continue to pursue pockets of opportunity in areas that enable us to maintain a balance of high current tax-free income and capital preservation."

                                -- Blake E. Anderson, manager
                         Putnam Municipal Opportunities Trust

CONTENTS

 4     Report from Putnam Management

 8     Fund performance summary

11     Portfolio holdings

17     Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

The first half of Putnam Municipal Opportunities Trust's fiscal year finished on a more propitious note than it began. During the six months ended October 31, 1996, your fund -- and the rest of the tax-exempt bond market -- made up ground lost to the challenges presented by the flat-tax concerns and to the worry that a still-vibrant economy would ignite the fires of inflation.

As investors gradually concluded that their fears may have been misplaced, the fixed-income market environment began to show steady improvement. Prospects for the second half of your fund's fiscal year now seem more positive. Demand for tax-exempt securities is strong, especially relative to their fairly modest supply. The economy, interest rates, and inflation remain generally favorable.

I am pleased to announce that Blake Anderson has assumed management of your fund. Blake has 10 years of investment experience and has been a member of Putnam's municipal bond group since 1987. He reviews the fund's performance and prospects in the report that follows.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

December 18, 1996



Report from the Fund Manager
Blake E. Anderson



In the past six months, municipal bonds have staged an impressive turnaround. Talk of tax reform, an uncertain political climate and changing expectations with regard to economic growth, and future inflation all plagued the tax-exempt market early this year. However, as the year progressed, the impact of these political and economic uncertainties faded. The municipal bond market regained stability and started to generate positive returns, a recovery that is quite evident in the performance of Putnam Municipal Opportunities Trust.

Your fund delivered solid performance over the six months ended October 31, 1996. We are particularly pleased with the fund's total return relative to that of the greater municipal bond market and as a hedge against inflation. During the period, your fund generated a total return of 5.55% at net asset value (NAV) and 5.54% at market price, which compares favorably with the 4.54% return for the Lehman Brothers Municipal Bond Index and the modest 1.28% rise in the Consumer Price Index (CPI) over the same period. In fact, since the fund's inception on May 28, 1993, it has produced a cumulative total return of 25.33% at NAV, an annual average of 6.80%, well ahead of the annual averages of 6.07% for the Lehman Brothers index and 2.76% for the CPI.

* POLITICS, INTEREST RATES, AND ECONOMY SHAPED YEAR'S MARKET ENVIRONMENT

Politics and the direction of interest rates dictated the municipal bond market's course last spring. Initially mired in concerns that flat-tax proposals would threaten the tax-favored status of municipal bonds, investors pushed bond prices lower during the presidential primary campaigning in late 1995 and early 1996. The market's tone improved dramatically as prospects for enactment of any tax reform proposals this year became less likely and as other political uncertainties became resolved in investors' minds.

Just when the municipal bond market had begun to gain stability from this more positive political environment, however, an influx of changing economic and interest rate expectations precipitated another brief loss of momentum. Interest rates had fallen to near-historic lows through much of 1995 and early 1996 on the prospects of slow economic growth and low inflation. However, in March 1996, rates reversed course as reports of increasing strength in employment began to appear. Investors developed concerns that strong employment growth would stimulate robust economic activity and future inflation. Volatility increased through June as investors waited for longer-term trends to emerge.

By midyear, moderate economic growth had been confirmed and inflation remained well contained. Investors were still watchful for signs of future inflation but started to feel more confident that economic growth and inflation would remain under control. Volatility began to subside and interest rates moved within a narrow range. That environment continues to prevail as your fund enters the second half of fiscal 1997.

[GRAPHIC OMITTED: HORIZONTAL BAR CHART OF TOP INDUSTRY SECTORS*]

TOP INDUSTRY SECTORS*

Transportation                              27.4%

Utilities                                   26.0%

Health care                                 11.3%

Housing                                      8.1%

Resource management                          5.9%

Footnote reads:
*Based on net assets as of 10/31/96. Holdings will vary over time.

* TRANSPORTATION SECTOR OFFERS OPPORTUNITIES FOR INCOME AND TOTAL RETURN

The fund's investment in the transportation sector, particularly in airlines and airports, has contributed substantially to total return. Supply and demand factors, the increasing globalization of business, and a healthy business and economic climate have enabled the airline industry to recover from the unprofitablity that plagued it through the early 1990s. As a consequence, many companies in the industry were able to announce record earnings this year. With so many positive events, it is not surprising that the prices of airline-related bonds have risen faster than those linked to many other industries.

Furthermore, airlines have enjoyed a high load factor, an important industry gauge of supply and demand. Demand for air travel is determined by revenue passenger miles, and supply by available seat miles. The load factor is the percentage of seats filled. Because demand has outstripped supply, the load factor has been high. Capacity expansion remains modest, another factor that bodes well for the future.

Other industries may also be due for some improvement, and we will continue to pursue investments that are what we believe to be pockets of opportunity. Among the industries we are watching closely are utility and paper and forest products. A series of negative events in the utility industry has pushed security prices to a point at which we believe they may be becoming undervalued. As we monitor the paper and forest product industry, which has been in decline, we are beginning to notice some firmness in the prices of selected grades of paper. This leads us to believe that industry may be nearing a bottom in its cycle and preparing for a recovery.

* STABLE-TO-POSITIVE ENVIRONMENT FORECAST FOR BALANCE OF FISCAL YEAR

We expect a stable-to-positive environment for municipal bonds over the next six months. While we are always alert for developments on the political front, we believe a continuation of the political status quo will help maintain stability in the tax-exempt market. Lack of a consensus on tax-reform proposals would represent a positive situation.

We also look for economic strength and for the direction of interest rates to remain favorable for municipal bonds. The economy has been able to maintain a pattern of moderate growth amid low inflation. While investors will be watchful of the behavior of commodity prices and other preliminary signs of future inflation, we are optimistic that this period of stable trend growth and benign inflation will be sustained. With this type of environment, we believe interest rates will move within a relatively narrow range, which should lend support to municipal bond prices.

[GRAPHIC OMITTED: PIE CHART OF PORTFOLIO QUALITY OVERVIEW]

Aaa                          31.7%
Aa                            4.3%
A                             7.3%
Baa                          39.1%
Ba                           14.4%
B                             1.0%
VMIGI                         2.3%

Footnote reads:
*As a percentage of market value as of 10/31/96. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions, unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Finally, with the stock market at record highs, we would not be surprised to see investors shift a larger portion of their assets into the municipal bond market. Over the long term, we look for municipal bonds to provide an attractive level of dividends and to generate solid total returns for investors seeking tax-advantaged income.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Municipal Opportunities Trust is designed for investors seeking high current income free from federal income tax, consistent with preservation of capital.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 10/31/96
(common shares)

                                       Lehman Bros.
                            Market      Municipal        Consumer
                   NAV      price      Bond Index        Price Index
------------------------------------------------------------------------
6 months           5.55%    5.54%         4.54%             1.28%
------------------------------------------------------------------------
1 year             7.17    10.38          5.71              2.99
------------------------------------------------------------------------
Life of fund
(since 5/28/93)   25.33    18.63         22.31              9.78
Annual average     6.80     5.11          6.07              2.76
------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TOTAL RETURN FOR PERIODS ENDED 9/30/96
(most recent calendar quarter)

                                                            Market
                                       NAV                   price
------------------------------------------------------------------------
6 months                               4.11%                  6.56%
------------------------------------------------------------------------
1 year                                 7.19                  12.54
------------------------------------------------------------------------
Life of fund
(since 5/28/93)                       23.69                  16.87
Annual average                         6.55                   4.76
------------------------------------------------------------------------



PRICE AND DISTRIBUTION INFORMATION
6 months ended 10/31/96
------------------------------------------------------------------------
Distributions (common shares) (number)                        6
------------------------------------------------------------------------
Income                                                       $0.495
------------------------------------------------------------------------
Total                                                        $0.495
------------------------------------------------------------------------
Preferred shares (800 shares)
-----------------------------------------------------------------------
Income                                                      $953.33
------------------------------------------------------------------------
Total                                                       $953.33
------------------------------------------------------------------------
Share value
(common shares):                       NAV                Market price
------------------------------------------------------------------------
4/30/96                              $13.50                 $13.625
------------------------------------------------------------------------
10/31/96                              13.75                  13.875
------------------------------------------------------------------------
Current return
 (common shares):                      NAV                Market price
------------------------------------------------------------------------
End of period
-----------------------------------------------------------------------
Current dividend rate1                 7.19%                   7.14%
------------------------------------------------------------------------
Taxable equivalent2                   11.90                   11.82
------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

2 Assumes maximum 39.6% federal income tax rate. Certain high-income investors may be subject to the Alternative Minimum Tax on a portion of investment income. Income may be subject to state and local taxes. Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the liquidation preference on the remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index reinvests all distributions, does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.




Portfolio of investments owned
October 31, 1996 (Unaudited)

                   Key to Abbreviations
                   AMBAC      -- AMBAC Indemnity Corporation
                   COP        -- Certificate of Participation
                   FGIC       -- Financial Guaranty Insurance Company
                   FSA        -- Financial Security Assurance
                   GNMA Coll. -- Government National Mortgage Association Collateralized
                   IFB        -- Inverse Floating Rate Bonds
                   IF COP     -- Inverse Floating Rate Certificate of Participation
                   MBIA       -- Municipal Bond Investors Assurance Corporation
                   VRDN       -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (97.3%)*
PRINCIPAL AMOUNT                                                                             RATINGS**                   VALUE

Alabama  (2.1%)
------------------------------------------------------------------------------------------------------------------------------
       $5,000,000  Butler, Indl. Dev. Board Rev. Bonds (Solid Waste
                   Disp. James River Corp. ), 8s, 9/1/28                                     BBB                     5,556,250

Arizona  (1.2%)
------------------------------------------------------------------------------------------------------------------------------
        2,860,000  Scottsdale, Indl. Dev. Auth. Rev. Bonds
                   (Westminster Village ), 7 7/8s, 6/1/09                                    BB/P                    3,053,050

California  (10.3%)
------------------------------------------------------------------------------------------------------------------------------
        5,000,000  Foothill/Eastern Trans. Corridor Agcy. Rev. Bonds
                  (CA Toll Roads), Ser. A, 5s, 1/1/35                                        Baa                     4,212,500
        3,000,000  Metro. Wtr. Dist. IFB (Southern CA Waterwks.),
                   7.282s, 8/10/18                                                           Aa                      3,093,750
        2,000,000  Orange Cnty., Pub. Fac. Corp. COP (Solid Waste
                   Management), 7 7/8s, 12/1/13                                              Baa                     2,110,000
        5,000,000  San Bernardino Cnty. COP (Med. Ctr. Fin. ),
                   Ser. A, MBIA, 6 1/2s, 8/1/17                                              Aaa                     5,562,500
        3,000,000  San Diego, IF COP, AMBAC, 8.12s, 9/1/07                                   Aaa                     3,142,500
        6,000,000  San Diego Cnty., COP, AMBAC, 5 5/8s, 9/1/12                               Aaa                     6,067,500
        3,000,000  So. CA Pub. Pwr. Auth. IFB, FGIC, 6.79s, 7/1/17                           Aaa                     2,771,250
                                                                                                                   -----------
                                                                                                                    26,960,000

Colorado  (6.5%)
------------------------------------------------------------------------------------------------------------------------------
                   Denver, City & Cnty. Arpt. Rev. Bonds,
        9,440,000  Ser. A, 8 3/4s, 11/15/23                                                  Baa                    11,115,600
        3,160,000    MBIA, 8 1/2s, 11/15/23                                                  Aaa                     3,673,500
        2,000,000    Ser. D, 7 3/4s, 11/15/21                                                Baa                     2,215,000
                                                                                                                   -----------
                                                                                                                    17,004,100

Florida  (1.3%)
------------------------------------------------------------------------------------------------------------------------------
        3,000,000  Broward Cnty., Resource Recvy. Rev. Bonds (SES
                   Broward Cnty. LP South ), 7.95s, 12/1/08                                  A                       3,307,500

Illinois  (14.2%)
------------------------------------------------------------------------------------------------------------------------------
                   Chicago, O'Hare Intl. Arpt. Special Fac.
                   Rev. Bonds (United Air Lines, Inc.)
       10,900,000    Ser. 84A, 8.85s, 5/1/18                                                 Baa                    12,289,750
        8,930,000    Ser. C, 8.2s, 5/1/18                                                    Baa                     9,689,050
       10,000,000  IL Hsg. Dev. Auth. Multi-Fam. Rev. Bonds,
                   Ser. 91A, 8 1/4s, 7/1/16                                                  A                      10,687,500
        1,900,000  IL Hsg. Dev. Auth. Res. Mtge. IFB, 9.907s, 2/1/20
                   (acquired 5/28/93, cost $2,152,225) (double dagger)                       Aa                      2,052,000
        8,330,000  IL Hsg. Dev. Auth. Metropolitan Pier & Exposition
                   Auth. Rev. Bonds (McCormick), Ser. A, MBIA,
                   zero %, 12/15/16                                                          Aaa                     2,592,712
                                                                                                                   -----------
                                                                                                                    37,311,012

Indiana  (2.0%)
------------------------------------------------------------------------------------------------------------------------------
        3,000,000  IL State Dev. Fin. Auth. Rev. Bonds
                   (Inland Steel Co. ), 6.85s, 12/1/12                                       BB                      3,108,750
        2,000,000  Indianapolis, Indl. Arpt. Auth. Special Fac. Rev. Bonds
                   (Federal Express Corp. ), 7.1s, 1/15/17                                   Baa                     2,137,500
                                                                                                                   -----------
                                                                                                                     5,246,250

Kentucky  (1.9%)
------------------------------------------------------------------------------------------------------------------------------
                   Kenton Cnty., Arpt. Board Special Fac. Rev. Bonds
                   (Delta Air Lines, Inc. )
        3,400,000    Ser. A, 7 1/2s, 2/1/20                                                  Baa                     3,655,000
        1,300,000    Ser. B, 7 1/4s, 2/1/22                                                  Baa                     1,387,750
                                                                                                                   -----------
                                                                                                                     5,042,750

Louisiana  (3.4%)
------------------------------------------------------------------------------------------------------------------------------
        5,500,000  Port of New Orleans, Indl. Dev. Rev. Bonds
                   (Continental Grain Co. ), 7 1/2s, 7/1/13                                  BB                      5,857,500
        2,850,000  St. Charles Parish, Poll. Control Rev. Bonds
                   (LA Pwr. & Lt. Co.), 8s, 12/1/14                                          Baa                     3,110,063
                                                                                                                   -----------
                                                                                                                     8,967,563

Massachusetts  (4.9%)
------------------------------------------------------------------------------------------------------------------------------
                   MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
        3,135,000    (Norwood Hosp.), Ser. E, 8s, 7/1/12                                     Ba                      3,189,863
        3,000,000    (Rehab. Hosp. Cape & Islands),
                     Ser. A, 7 7/8s, 8/15/24                                                 BB/P                    3,116,250
                   MA State Indl. Fin. Agcy. Resource Recvy.
        3,000,000   Rev. Bonds (Southeastern MA ), Ser. A, 9s, 7/1/15                        BB/P                    3,393,750
        1,000,000    (1st Mtge. Brookhaven), Ser. A, 7s, 1/1/15                              BBB/P                   1,030,000
        2,500,000  MA State Wtr. Resources Auth. Rev. Bonds,
                   Ser. B, MBIA, 4 3/4s, 12/1/21                                             Aaa                     2,140,625
                                                                                                                   -----------
                                                                                                                    12,870,488

Michigan  (1.7%)
------------------------------------------------------------------------------------------------------------------------------
        1,700,000  Dickinson Cnty., Hosp. Rev. Bonds (Memorial
                   Hosp. Syst.), 8 1/8s, 11/1/24                                             BBB                     1,863,625
        2,500,000  MI State Hsg. Dev. Auth. Rental Hsg. Rev. Bonds,
                   Ser. A, FSA, 7.55s, 4/1/23                                                Aaa                     2,690,625
                                                                                                                   -----------
                                                                                                                     4,554,250

Mississippi  (1.0%)
------------------------------------------------------------------------------------------------------------------------------
        2,500,000  Claiborne Cnty., Poll. Control Rev. Bonds (Middle
                   South Energy, Inc.), Ser. B, 8 1/4s, 6/1/14                               BB/P                    2,709,375

Missouri  (0.5%)
------------------------------------------------------------------------------------------------------------------------------
        1,300,000  Kansas City, Indl. Dev. Auth. VRDN (Resh Hlth.
                   Svcs. Syst.), MBIA, 3.7s, 10/15/15                                        VMIG1                   1,300,000

Nebraska  (1.1%)
------------------------------------------------------------------------------------------------------------------------------
        2,500,000  NE Investment Fin. Auth. Single Fam. Mtge.
                     IFB, Ser. 2, GNMA Coll., 11.51s, 9/10/30                                Aaa                     2,787,500

Nevada  (2.3%)
------------------------------------------------------------------------------------------------------------------------------
                   Clark Cnty., Indl. Dev. Rev. Bonds (Southwest Gas Corp.)
        2,750,000    Ser. B, 7 1/2s, 9/1/32                                                  Baa                     2,942,500
        3,000,000    Ser. A, 6 1/2s, 12/1/33                                                 Baa                     3,003,750
                                                                                                                   -----------
                                                                                                                     5,946,250

New Jersey  (9.8%)
------------------------------------------------------------------------------------------------------------------------------
        9,000,000  NJ Econ. Dev. Auth. Elec. Energy Fac. Rev. Bonds
                   (Vineland Cogeneration L.P.), 7 7/8s, 6/1/19                              BB                      9,731,250
                   Hlth. Care Fac. Fin. Auth. Rev. Bonds
        1,500,000    (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13                                 BBB                     1,608,750
        2,590,000    (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/14                                 BB/P                    2,725,975
       10,000,000  Salem Cnty. Indl. Poll. Control Fin. Auth. IFB, MBIA,
                   8.954s, 10/1/29 (acquired 10/28/94, cost $9,750,000) (double dagger)      Aaa                    11,712,500
                                                                                                                   -----------
                                                                                                                    25,778,475

New York  (2.8%)
------------------------------------------------------------------------------------------------------------------------------
        4,600,000  NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                   (American Airlines, Inc.), 8s, 7/1/20                                     Baa                     4,916,250
        2,500,000  NY State Dorm. Auth. Rev. Bonds (U. Syst. Construction),
                   Ser. A, 5 5/8s, 7/1/16                                                    Baa                     2,431,250
                                                                                                                   -----------
                                                                                                                     7,347,500

North Carolina  (0.8%)
------------------------------------------------------------------------------------------------------------------------------
        2,000,000  NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
                   Ser. B, 6s, 1/1/22                                                        Baa                     1,970,000

Ohio  (1.2%)
------------------------------------------------------------------------------------------------------------------------------
        2,813,000  OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB,
                   Ser. A-2, GNMA Coll., 9.909s, 3/24/31                                     Aaa                     3,009,910

Pennsylvania  (7.3%)
------------------------------------------------------------------------------------------------------------------------------
        5,000,000  Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                   (Pittsburgh Mercy Hlth. Syst.), AMBAC,
                    5 5/8s, 8/15/26                                                          Aaa                     4,912,500
        7,000,000  Montgomery Cnty., Higher Edl. & Hlth. Auth. Hosp.
                   Rev. Bonds (UTD Hosp.), Ser. B, 8 3/8s, 11/1/11                           Aaa                     7,883,750
        1,000,000  PA State Econ. Dev. Fin. Auth. Resource Recvy.
                   Rev. Bonds (Colver), Ser. D, 7.15s, 12/1/18                               BBB                     1,053,750
        5,000,000  PA State Higher Ed. Assistance Agcy. Student
                   Loan IFB, AMBAC, 9.834s, 9/3/26                                           Aaa                     5,325,000
                                                                                                                   -----------
                                                                                                                    19,175,000

South Carolina  (1.8%)
------------------------------------------------------------------------------------------------------------------------------
        4,500,000  Spartanburg Cnty., Solid Waste Disp. Rev. Bonds
                   (Bayerische Motoren Werke), 7.55s, 11/1/24                                A/P                     4,848,750

Tennessee  (0.3%)
------------------------------------------------------------------------------------------------------------------------------
          900,000  Metro. Nashville Arpt. Auth. Fac. VRDN (American Airlines),
                   Ser. A, 3.65s, 10/1/12                                                    VMIG1                     900,000

Texas  (11.7%)
------------------------------------------------------------------------------------------------------------------------------
        5,500,000  Alliance Arpt. Auth. Special Fac. Rev. Bonds (American
                   Airlines, Inc.), 7 1/2s, 12/1/29                                          Baa                     5,864,375
                   Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds (Baptist Memorial Hosp.)
        4,800,000    7.9s, 5/1/18                                                            Aaa                     5,622,000
        2,000,000    7.9s, 5/1/11                                                            Aaa                     2,342,500
        4,500,000  Brazos River, Poll. Control Auth. Rev. Bonds
                   (TX Utils. Elec. Co.), Ser. A, 7 7/8s, 3/1/21                             Baa                     4,961,250
        2,420,000  Jefferson Cnty., Hlth. Fac. Dev. Corp. Hosp. Rev. Bonds
                   (Baptist Healthcare Syst.), 8 7/8s, 6/1/21                                Ba                      2,528,900
        3,535,000  Port Corpus Christi, Indl. Dev. Corp. Rev. Bonds (Valero
                   Refining & Marketing Co.), Ser. A, 10 1/4s, 6/1/17                        Baa                     3,753,569
        5,000,000  Titus Cnty., Fresh Wtr. Supply Dist. No. 1 Poll. Rev. Bonds
                   (Southwestern Elec. Pwr. Co.), Ser. A, 8.2s, 8/1/11                       Aa                      5,737,500
                                                                                                                   -----------
                                                                                                                    30,810,094

Virginia  (1.4%)
------------------------------------------------------------------------------------------------------------------------------
        3,000,000  Fairfax Cnty., Indl. Dev. Auth. IFB (Fairfax Hosp. Syst.),
                   Ser. C, 9.595s, 8/29/23                                                   Aaa                     3,682,500

Washington  (5.8%)
------------------------------------------------------------------------------------------------------------------------------
        7,150,000  Pierce Cnty., Econ. Dev. Corp. Rev. Bonds (Solid
                   Waste-Occidental Petroleum), 5.8s, 9/1/29                                 Baa                     6,703,125
        3,450,000  WA State Hlth. Care Fac. VRDN (Sisters Providence),
                   Ser. E, 3.6s, 10/1/05                                                     VMIG1                   3,450,000
        5,000,000  WA State Pub. Pwr. Auth. Rev. Bonds (Nuclear  No. 2),
                   Ser. A, MBIA, 5.7s, 7/1/12                                                Aaa                     5,012,500
                                                                                                                   -----------
                                                                                                                    15,165,625
------------------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $250,342,381)***                                                        255,304,192
------------------------------------------------------------------------------------------------------------------------------

*                  Percentages indicated are based on net assets of $262,262,632.

                   Net assets available to common shareholders are $222,240,341.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 1996 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1996. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

                   The table below shows the percentage of the fund's investment on October 31, 1996 in securities assigned to various rating categories by Moody's and Standard & Poor's and in unrated securities determined by Putnam Management to be of comparable quality.



                                                                        Unrated securities
                                  Rated securities                    of comparable quality,
                                as a percentage of                     as a percentage of
Rating                          fund's net assets                      fund's net assets
-----------------------------------------------------------------------------------------
AAA/Aaa                               30.8%                                     --
AA/Aa                                  4.1                                      --
A/A                                    5.3                                     1.8%
BBB/Baa                               37.6                                     0.4
BB/Ba                                  8.3                                     5.7
B/B                                    1.0                                      --
A-1/VMIGI                              2.2                                      --
-----------------------------------------------------------------------------------------
                                      89.3%                                    8.0%
-----------------------------------------------------------------------------------------


*** The aggregate identified cost on a tax basis is $250,342,381, resulting in gross unrealized appreciation and depreciation of $8,760,753 and $3,798,942, respectively, or net unrealized appreciation of $4,961,811.

(double dagger)    Restricted, excluding 144A securities, as to public resale.
                   The total market value of restricted securities held at
                   October 31, 1996 was $13,764,500 or 5.2% of
                   net assets.

                   The fund had the following industry group concentrations greater than 10% at
                   October 31, 1996 (as a percentage of net assets):

                   Transportation        27.4%
                   Utilities            26.10
                   Healthcare            11.3

                   The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at October 31, 1996.
Footnote reads:
The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31, 1996 (Unaudited)

Assets
---------------------------------------------------------------------------------
Investments in securities, at value (identified
cost $250,342,381) (Note 1)                                          $255,304,192
---------------------------------------------------------------------------------
Cash                                                                       66,417
---------------------------------------------------------------------------------
Interest receivable                                                     5,761,252
---------------------------------------------------------------------------------
Receivable for securities sold                                          3,086,417
---------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                 10,047
---------------------------------------------------------------------------------
Total assets                                                          264,228,325

Liabilities
---------------------------------------------------------------------------------
Distributions payable to shareholders                                   1,332,920
---------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                              470,744
---------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                 16,004
---------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                  81
---------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                2,589
---------------------------------------------------------------------------------
Payable for organization expense (Note 1)                                  36,681
---------------------------------------------------------------------------------
Other accrued expenses                                                    106,674
---------------------------------------------------------------------------------
Total liabilities                                                       1,965,693
---------------------------------------------------------------------------------
Net Assets                                                           $262,262,632

Represented by
---------------------------------------------------------------------------------
Remarketed preferred shares (800 shares issued and
outstanding at $50,000 per share) (Note 4)                            $40,000,000
---------------------------------------------------------------------------------
Paid in capital-common shares (Note 1)                                226,378,559
---------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                              140,090
---------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                  (9,217,828)
---------------------------------------------------------------------------------
Net unrealized appreciation of investments                              4,961,811
---------------------------------------------------------------------------------
Total - Representing net assets applicable
to capital shares outstanding                                        $262,262,632

Computation of net asset value:
---------------------------------------------------------------------------------
Remarketed preferred shares                                           $40,000,000
---------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed
preferred shares                                                           22,291
---------------------------------------------------------------------------------
Net assets allocated to remarketed
preferred shares -- liquidation preference                            $40,022,291
---------------------------------------------------------------------------------
Net assets available to common shares                                $222,240,341
---------------------------------------------------------------------------------
Net asset value per common share ($222,240,341
divided by 16,157,092 shares)                                              $13.75
---------------------------------------------------------------------------------
Footnote reads:
The accompanying notes are an integral part of these financial statements.





Statement of Operations
Six months ended October 31, 1996 (Unaudited)

----------------------------------------------------------------------------------
Tax exempt interest income:                                             $9,188,225
----------------------------------------------------------------------------------

Expenses:
----------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                           926,251
----------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                             103,945
----------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                            6,254
----------------------------------------------------------------------------------
Administrative services (Note 2)                                             3,862
----------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                               3,211
----------------------------------------------------------------------------------
Reports to shareholders                                                     31,553
----------------------------------------------------------------------------------
Auditing                                                                    27,245
----------------------------------------------------------------------------------
Legal                                                                        8,135
----------------------------------------------------------------------------------
Postage                                                                     89,055
----------------------------------------------------------------------------------
Exchange listing fees                                                       12,130
----------------------------------------------------------------------------------
Preferred share remarketing agent fees                                      46,098
----------------------------------------------------------------------------------
Other                                                                          587
----------------------------------------------------------------------------------
Total expenses                                                           1,258,326
----------------------------------------------------------------------------------
Expense reduction (Note 2)                                                 (29,916)
----------------------------------------------------------------------------------
Net expenses                                                             1,228,410
----------------------------------------------------------------------------------
Net investment income                                                    7,959,815
----------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                           356,037
----------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                            440,942
----------------------------------------------------------------------------------
Net unrealized appreciation of investments
and futures contracts during the period                                  4,146,583
----------------------------------------------------------------------------------
Net gain on investments                                                  4,943,562
----------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   $12,903,377
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                         Six months ended            Year ended
                                                                               October 31              April 30
                                                                                     1996+                 1995
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                         $7,959,815            $16,028,262
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                 796,979              2,139,601
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                     4,146,583              3,617,324
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                          12,903,377             21,785,187
---------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                      (762,664)            (1,455,352)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
(excluding cumulative undeclared dividends on
remarketed preferred shares of $22,291 and $71,506,
respectively)                                                                 12,140,713             20,329,835
---------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                    (7,997,478)           (15,995,243)
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                   4,143,235              4,334,592
---------------------------------------------------------------------------------------------------------------
Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                          258,119,397            253,784,805
---------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $140,090 and $940,417, respectively)                             $262,262,632           $258,119,397
---------------------------------------------------------------------------------------------------------------
Number of fund shares
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of period                      16,157,092             16,157,092
---------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding
at beginning and end of period                                                       800                    800
---------------------------------------------------------------------------------------------------------------

+Unaudited

The accompanying notes are an integral part of these financial statements





Financial highlights
(For a share outstanding throughout the period)

                                                           Six months ended                      Year ended
                                                                 October 31             April 30             April 30
                                                       --------------------------------------------------------------
                                                                       1996+                1996                 1995
                                                       --------------------------------------------------------------
Net asset value, beginning of period (common shares)                 $13.50               $13.23               $13.57
---------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                   .49                  .99                 1.02
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                  .31                  .36                 (.16)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .80                 1.35                  .86
---------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------
From net investment income:
---------------------------------------------------------------------------------------------------------------------
To preferred shareholders                                              (.05)                (.09)                (.08)
---------------------------------------------------------------------------------------------------------------------
To common shareholders                                                 (.50)                (.99)                (.99)
---------------------------------------------------------------------------------------------------------------------
From net realized gains on investments:
---------------------------------------------------------------------------------------------------------------------
To common shareholders                                                   --                   --                 (.09)
---------------------------------------------------------------------------------------------------------------------
In excess of capital gains:
---------------------------------------------------------------------------------------------------------------------
To common shareholders                                                   --                   --                 (.03)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.55)               (1.08)               (1.19)
---------------------------------------------------------------------------------------------------------------------
Preferred share offering costs                                           --                   --                   --
---------------------------------------------------------------------------------------------------------------------
Common share offering costs                                              --                   --                 (.01)(g)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (common shares)                       $13.75               $13.50               $13.23
---------------------------------------------------------------------------------------------------------------------
Market value, end of period (common shares)                         $13.875              $13.625              $12.250
---------------------------------------------------------------------------------------------------------------------
Total investment return, at market value (common shares) (%)(b)        5.54*               19.64                 5.82
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                           $262,263             $258,119             $253,785
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)(d)                       .57*                1.05                  .95
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)(c)            3.29*                6.54                 6.04
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                           12.36*               49.97                59.13
---------------------------------------------------------------------------------------------------------------------





Financial highlights (continued)
(For a share outstanding throughout the period)
                                                                       For the period
                                                                        May 28, 1993
                                                                     (commencement of
                                                                       operations) to
                                                                            April 30
                                                                  --------------------
                                                                             1994
                                                                  --------------------
Net asset value, beginning of period (common shares)                            $14.07(e)
--------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------
Net investment income                                                              .94(a)
--------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                            (.59)
--------------------------------------------------------------------------------------
Total from investment operations                                                   .35
--------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------
From net investment income:
--------------------------------------------------------------------------------------
To preferred shareholders                                                         (.05)(f)
--------------------------------------------------------------------------------------
To common shareholders                                                            (.70)
--------------------------------------------------------------------------------------
From net realized gains on investments:
--------------------------------------------------------------------------------------
To common shareholders                                                            (.05)
--------------------------------------------------------------------------------------
In excess of capital gains:
--------------------------------------------------------------------------------------
To common shareholders                                                              --
--------------------------------------------------------------------------------------
Total distributions                                                               (.80)
--------------------------------------------------------------------------------------
Preferred share offering costs                                                    (.05)
--------------------------------------------------------------------------------------
Common share offering costs                                                         --
--------------------------------------------------------------------------------------
Net asset value, end of period (common shares)                                  $13.57
--------------------------------------------------------------------------------------
Market value, end of period (common shares)                                    $12.625
--------------------------------------------------------------------------------------
Total investment return, at market value (common shares) (%)(b)                 (11.22)*
--------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                      $259,295
--------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)(d)                                 .94*
--------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)(c)                       6.14*
--------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                      60.52*
--------------------------------------------------------------------------------------

 *   Not annualized.

 +   Unaudited

(a)  Reflects a waiver of the management fee.
     As a result of the waiver, expenses of the fund for the period ended April 30, 1994 reflect a reduction of less than $0.01 per share.

(b)  Total investment return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only: net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) The ratio of expenses to average net assets for the year ended April 30, 1996 and thereafter, include amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(e)  Represents initial net asset value of $14.10 less offering expenses of $0.03.

(f)  Preferred shares were issued on August 3, 1993.

(g)  Adjustments of the original offering costs to reflect actual costs incurred.




Notes to financial statements
October 31, 1996 (Unaudited)

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax, consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal bonds that Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Manager following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 1996, the fund had a capital loss carryover of approximately $9,215,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

                    Loss Carryover               Expiration
                 --------------------       --------------------

                      $4,634,000                  4/30/2003

                       4,581,000                  4/30/2004

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares on October 31, 1996 was 3.39%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest and dividends), less all liabilities (including accrued expenses) and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds, and original issue bonds are accreted according to the effective yield method.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $36,681. These expenses are being amortized on straight-line basis over a five year period.

The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services and administrative services fees is paid quarterly based on the average net assets of the fund, including amounts attributable to any preferred shares that may be outstanding. Such fees in the aggregate are based on the annual rate of 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of any amount over $1.5 billion of such average net asset value by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for the period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by an agreed upon formula. See "Administration Services Contract."

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc.

Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended October 31, 1996, fund expenses were reduced by $29,916 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $780 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the Fund who have served as Trustee for at least five years. Benefits under the plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended October 31, 1996, purchases and sales of investment securities other than short-term investments aggregated $30,914,992 and $36,851,509, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The remarketed shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that approximately 100% of total distributions and dividends paid during fiscal 1996 to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 1996, no such restrictions have been placed on the fund.



Results of October 31, 1996 shareholder meeting
(Unaudited)


A meeting of shareholders of the fund was held on October 31, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                             Common Shares           Preferred Shares
                            Votes    Votes           Votes    Votes
                             for    withheld          for    withheld

Jameson Adkins Baxter    9,433,547   202,241          458       44
Hans H. Estin            9,431,783   204,005          458       44
R.J. Jackson             9,432,047   203,741          458       44
Elizabeth T. Kennan      9,431,747   204,041          458       44
Lawrence J. Lasser       9,433,247   202,541          458       44
Donald S. Perkins        9,431,783   204,005          458       44
William F. Pounds        9,431,783   204,005          458       44
George Putnam            9,431,783   204,005          458       44
George Putnam, III       9,433,247   202,541          458       44
Eli Shapiro              9,431,153   204,635          358      144
A.J.C. Smith             9,433,547   202,241          458       44
W. Nicholas Thorndike    9,433,547   202,241          458       44



Results of October 31, 1996 shareholder meeting



--------------------------------------------------------------------------------------------------------------------------
                                                            Common Shares                     Preferred shares
--------------------------------------------------------------------------------------------------------------------------
                                                                         Abstentions                           Abstentions
                                                 Votes         Votes      and Broker     Votes        Votes     and Broker
                                                   For       Against       Non-Votes       For      Against      Non-Votes
--------------------------------------------------------------------------------------------------------------------------
A proposal to ratify the selection of
Coopers & Lybrand L.L.P. as auditors for
the fund was approved as follows:             9,332,198       68,496       235,094         488           14              0
--------------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's fundamental
investment restriction with respect to
diversification of investments was approved
as follows                                    7,846,215      367,643     1,421,930         418           84              0
--------------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's fundamental
investment restriction with respect to
investments in the securities of a
single issuer was approved as follows         7,490,989      622,895     1,521,904         418           84              0
--------------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's fundamental
investment restriction with respect to
making loans through purchases of debt
obligations, repurchase agreements and
securities loans was approved as follows      7,309,968      839,572     1,486,248         418           84              0
--------------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's
fundamental investment restriction with
respect to concentration of its assets was
approved as follows                           7,656,431      518,087     1,461,270         418           84              0
--------------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's
fundamental investment restriction with
respect to investments in commodities
or commodity contracts was approved
as follows                                    7,278,542      908,635     1,448,611         418          84               0
--------------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction with
respect to investments in securities of
issuers in which management of the fund
or Putnam Investment Management, Inc.
owns securities was approved as follows       7,416,237      705,172     1,514,379         418          84               0
--------------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction with
respect to margin transactions was
approved as follows                           7,230,941      947,245     1,457,602         318         184               0
--------------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction with
respect to short sales was approved
as follows                                    7,250,322      913,291     1,472,175         318         184               0
--------------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction which
limits the fund's ability to pledge assets
was approved as follows                       7,198,776      973,362     1,463,650         418          84               0
--------------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction with
respect to investments in certain oil, gas
and mineral interests was approved
as follows                                    7,436,924      759,324     1,439,540         318         184               0
--------------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction with
respect to investing to gain control of a
company's management was approved
as follows                                    7,444,427      712,657     1,478,704         418          84               0
--------------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction with
respect to investments in other
investment companies was approved
as follows                                    7,483,362      711,185     1,441,241         418          84               0
--------------------------------------------------------------------------------------------------------------------------

All tabulations are rounded to nearest whole number.




Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike


OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary Coburn
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments

---------------------

29213-582                       12/96